SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)	November 24, 2000

GEORGIA-PACIFIC CORPORATION (Exact Name of Registrant as Specified in its Charter)

GEORGIA (State or Other Jurisdiction of Incorporation)	1-3506 (Commission File Number	93-0432081 (IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA (Address of Principal Executive Offices)	30303 (Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

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Item 5.          Other Events.

On November 24, 2000, the Georgia-Pacific Corporation (the "Company") issued a press release announcing that it had completed its exchange offer for all outstanding shares of Fort James Corporation ("Fort James").

On November 27, 2000 the Company issued a press release announcing it has completed its acquisition of Fort James.

The press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and are incorporated herein by reference.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Financial Statements of Business Acquired
Not required.
(b)	Pro Forma Financial Information
Not required.
(c)	Exhibits
	99.1	Press release issued by Georgia-Pacific Corporation announcing completion of its exchange offer for all outstanding shares of Fort James Corp. on November 24, 2000.
	99.2	Press release issued by Georgia-Pacific Corporation announcing completion of acquisition of Fort James Corp. on November 27, 2000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-PACIFIC CORPORATION (Registrant)

Dated: November 27, 2000	By: /s/ Kenneth F. Khoury Kenneth F. Khoury Vice President, Deputy General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit No. Sequentially Numbered Description

99.1	Press release issued by Georgia-Pacific Corporation announcing completion of its exchange offer for all outstanding shares of Fort James Corp. on November 24, 2000.
99.2	Press release issued by Georgia-Pacific Corporation announcing completion of acquisition of Fort James Corp. on November 27, 2000.